UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2006

The following N-CSR relates only to Dreyfus Premier Equity Income Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Equity Income Fund

SEMIANNUAL REPORT November 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Equity Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Equity Income Fund, covering from the fund’s inception July 5, 2006, through the end of the reporting period November 30, 2006. Inside, you’ll find valuable information about how the fund was managed during the reporting period.

Although reports of declining housing prices have raised some economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth.Indeed,while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to agree with the view that a gradual economic slowdown is more likely than a recession, as evidenced by recent strength in stock prices. Although smaller-cap stocks generally continued to outperform their large-cap counterparts over the reporting period, we have seen evidence that investors continue to turn toward larger companies with the ability to sustain profitability in a slower economic environment. This pattern is consistent with previous mid-cycle slowdowns. Of course, there is no guarantee how the markets will perform, and we encourage you to discuss the implications of these and other matters with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Jocelin A. Reed, Portfolio Manager

How did Dreyfus Premier Equity Income Fund perform relative to its benchmark?

From the fund’s inception on July 5, 2006, through the end of its semi-annual reporting period on November 30, 2006, the fund produced total returns of 10.97% for Class A shares, 10.62% for Class C shares, 11.07% for Class R shares and 10.82% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of 10.21% for the same period.2

We attribute these results to U.S. and global economic expansion, which led to better-than-expected corporate earnings. These factors drove equity prices higher over the reporting period despite the negative impact of intensifying inflationary pressures, rising short-term interest rates and a softening housing market.The fund benefited in this environment exceeding the returns of the broad market.

What is the fund’s investment approach?

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund invests primarily in equity securities, with a particular focus on dividend-paying stocks and other investments and investment techniques that provide income. When selecting securities, we use a computer model to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we generally select what we believe to be the most attractive of the higher ranked securities. We manage risk by diversifying the fund’s investments across companies and industries, seeking to limit the potential adverse impact of a decline in any one stock or industry.

What other factors influenced the fund’s performance?

Dividend-yielding stocks generally performed well during the reporting period and investors grew more risk-averse due to intensifying inflationary pressures, rising interest rates and slower economic growth.The fund

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

benefited from this trend. Most holdings provided a dividend yield, and the fund’s total average yield substantially exceeded that of the benchmark.

The fund’s investment strategy proved particularly effective in the basic materials sector, where robust global demand for industrial metals and rising commodity prices drove holdings,such as Mittal Steel N.V.,which was sold during the reporting period, and Southern Copper, sharply higher. Another noteworthy basic materials holding, copper producer Phelps Dodge, received an acquisition bid from competitor Freeport-McMoRan at a substantial premium to the company’s then-prevailing stock price.

Strong individual stock selections also bolstered the fund’s performance in the consumer cyclicals area, which benefited from improved consumer confidence, falling gasoline prices and optimism regarding the approaching holiday retailing season. For example, apparel retailer Nordstrom rose on the strength of its effective inventory management system and an expanding online presence. Limited Brands, another reasonably valued retailer offering an above-average dividend yield, also fared well and was sold during the reporting period. Restaurant chain McDonald’s produced strong gains by successfully renovating stores while maintaining profit margins.

The fund’s relative performance also benefited from its emphasis on defense and aerospace companies within the industrials sector,as well as its relatively light exposure to machinery makers that appeared vulnerable to an economic slowdown. For example, Lockheed Martin, Raytheon and General Dynamics rose on evidence of steady revenue growth.

On the negative side, the fund’s focus on dividend-yielding equities undermined its relative performance in the technology sector, where more volatile, higher-growth stocks produced greater gains.This trend proved most evident among commodity-oriented semiconductor companies, such as Texas Instruments, and computer hardware makers, such as Pitney Bowes. Holdings in the weak-performing cellular communications area, such as QUALCOMM, further constrained the fund’s returns. Finally, in the energy sector, the fund’s performance relative to the benchmark suffered due to its emphasis on refinery stocks, such as

Valero Energy and Hess, which were hurt in August and September by seasonal issues and falling commodity prices. However, the fund minimized the negative impact of falling petroleum prices by limiting its investments in oil service companies.

What is the fund’s current strategy?

We have continued to rely on our quantitative forecasting techniques to identify stocks with strong dividend yields, with a particular focus on companies offering above-average potential for future dividend growth. In addition to providing current income, we believe that dividends represent an effective use of excess cash flow by growing companies seeking to increase shareholder value.That is why over the long term, yield growth has historically proven to be a reasonably good indication of stock performance.

The fund currently holds slightly underweighted positions in the technology and the information and communications sectors, where we have found relatively few dividend-yielding investment opportunities. In contrast, the fund holds modestly overweighted exposure to utility stocks and Real Estate Investment Trusts, many of which provide substantial yields. Nevertheless, with holdings of 109 stocks in roughly equal proportion to the benchmark’s sector weightings as of the end of the reporting period, the fund has remained broadly diversified across the large-capitalization range.

December 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation in effect through May 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Equity Income Fund from July 5, 2006 to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2006 †
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 6.46	$ 9.67	$ 5.39	$ 7.53
Ending value (after expenses)	$1,109.70	$1,106.20	$1,110.70	$1,108.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2006 †
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 6.17	$ 9.24	$ 5.14	$ 7.19
Ending value (after expenses)	$1,014.29	$1,01123	$1,015.31	$1,013.27

†	From July 5, 2006 (commencement of initial offering) to November 30, 2006.
††	Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C, 1.25% for
Class R and 1.75% for Class T, multiplied by the average account value over the period, multiplied by 149/365 (to reflect actual days since inception).

STATEMENT OF INVESTMENTS
November 30, 2006 (Unaudited)

Common Stocks—96.3%	Shares	Value ($)

Consumer Cyclical—5.7%
Family Dollar Stores	200	5,578
J.C. Penney	100	7,734
McDonald’s	300	12,591
NIKE, Cl. B	100	9,895
Nordstrom	200	9,804
Staples	300	7,641
VF	175	13,718
Wolverine World Wide	200	5,812
		72,773
Consumer Hard Goods—2.9%
General Motors	300	8,769
Genuine Parts	275	12,895
Harley-Davidson	100	7,377
Hasbro	300	8,025
		37,066
Consumer Staples—6.3%
Colgate-Palmolive	100	6,505
H.J. Heinz	175	7,779
Kellogg	100	4,978
Kraft Foods, Cl. A	403	14,125
Loews—Carolina Group	150	9,355
McCormick & Co.	225	8,712
PepsiCo	100	6,197
Procter & Gamble	100	6,279
Reynolds American	250	16,060
		79,990
Financial—24.0%
Allstate	150	9,522
Bank of America	725	39,041
CapitalSource	300	8,166
Citigroup	525	26,035
General Electric	800	28,224
Goldman Sachs Group	125	24,350

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Hartford Financial Services Group	125	10,720
Host Hotels & Resorts	450	11,349
IndyMac Bancorp	100	4,595
JPMorgan Chase & Co.	650	30,082
MetLife	200	11,746
New Century Financial	225	8,114
optionsXpress Holdings	275	7,928
People’s Bank	200	8,918
Regions Financial	200	7,330
SLM	200	9,168
State Street	175	10,873
Unitrin	100	4,892
Ventas	200	7,790
Wachovia	275	14,902
Washington Mutual	325	14,196
Whitney Holding	200	6,446
		304,387
Health Care—12.1%
Abbott Laboratories	225	10,499
Aetna	300	12,393
Becton, Dickinson & Co.	100	7,172
Biovail	225	3,998
CIGNA	25	3,151
Humana	200 [a]	10,820
Johnson & Johnson	300	19,773
Manor Care	150	7,128
McKesson	325	16,055
Merck & Co.	600	26,706
Pfizer	625	17,181
Quest Diagnostics	125	6,646
UnitedHealth Group	250	12,270
		153,792

8

Common Stocks (continued)	Shares	Value ($)

Industrial—7.5%
Frontline	325	11,603
General Dynamics	225	16,839
Ingersoll-Rand, Cl. A	225	8,777
Lockheed Martin	200	18,090
Norfolk Southern	100	4,925
Overseas Shipholding Group	125	7,195
Raytheon	350	17,864
Snap-On	200	9,500
		94,793
Information—4.2%
Accenture, Cl. A	525	17,693
CBS, Cl. B	300	8,925
Equifax	100	3,799
FactSet Research Systems	100	5,288
McGraw-Hill Cos.	125	8,331
Moody’s	125	8,685
		52,721
Materials—3.1%
Ashland	100	6,761
Lyondell Chemical	325	8,027
Nucor	125	7,481
Phelps Dodge	75	9,225
Southern Copper	150	8,207
		39,701
Oil & Gas Producers—9.8%
Chevron	300	21,696
ConocoPhillips	325	21,872
Exxon Mobil	575	44,166
Hess	200	10,054
Marathon Oil	125	11,797
Valero Energy	150	8,261
W & T Offshore	200	6,932
		124,778

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)

Technology—11.3%
ADTRAN	300		6,537
Analog Devices	150		4,878
Applied Materials	575		10,339
Hewlett-Packard	375		14,798
Imation	175		8,104
Infosys Technologies, ADR	150		8,030
International Business Machines	100		9,192
Linear Technology	200		6,428
Maxim Integrated Products	150		4,722
Microchip Technology	275		9,380
Microsoft	625		18,331
Nokia, ADR	400		8,088
Pitney Bowes	325		14,979
QUALCOMM	300		10,977
Texas Instruments	275		8,126
			142,909
Telecommunications—2.7%
AT & T	750		25,433
Bell Aliant Regional (Units)	23	[a,b]	0
Citizens Communications	600		8,502
			33,935
Utilities—6.7%
Alliant Energy	200		7,780
American Electric Power	300		12,453
Atmos Energy	375		12,289
OGE Energy	75		2,941
PG & E	275		12,631
Pinnacle West Capital	300		14,802
Puget Energy	200		4,968
Sempra Energy	50		2,725

10

Common Stocks (continued)		Shares	Value ($)

Utilities (continued)
UGI		300	8,454
WPS Resources		100	5,229
			84,272

Total Investments (cost $1,123,656)		96.3%	1,221,117
Cash and Receivables (Net)		3.7%	47,379
Net Assets		100.0%	1,268,496

ADR—American Depository Receipts
[a] Non-income producing security.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Financial	24.0	Consumer Cyclical	5.7
Health Care	12.1	Information	4.2
Technology	11.3	Materials	3.1
Oil & Gas Producers	9.8	Consumer Hard Goods	2.9
Industrial	7.5	Telecommunications	2.7
Utilities	6.7
Consumer Staples	6.3		96.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2006 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			1,123,656	1,221,117
Cash				45,260
Due from The Dreyfus Corporation and affiliates—Note 3(d)				6,430
Dividends receivable				3,477
Prepaid expenses				73,135
				1,349,419

Liabilities ($):
Payable for investment securities purchased				22,361
Accrued expenses and other liabilities				58,562
				80,923

Net Assets ($)				1,268,496

Composition of Net Assets ($):
Paid-in capital				1,155,921
Accumulated undistributed investment income—net				2,589
Accumulated net realized gain (loss) on investments				12,525
Accumulated net unrealized appreciation
(depreciation) on investments				97,461

Net Assets ($)				1,268,496

Net Asset Value Per Share
	Class A	Class C	Class R	Class T

Net Assets ($)	1,082,651	56,341	55,543	73,961
Shares Outstanding	78,334	4,082	4,019	5,354

Net Asset Value Per Share ($)	13.82	13.80	13.82	13.81

See notes to financial statements.

12

STATEMENT OF OPERATIONS
From July 5, 2006 (commencement of operations)
to November 30, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $62 foreign taxes withheld at source):
Unaffiliated issuers	12,454
Affiliated issuers	414
Interest	606
Total Income	13,474
Expenses:
Management fee—Note 3(a)	3,419
Prospectus and shareholders’ reports	21,739
Auditing fees	17,783
Registration fees	8,735
Shareholder servicing costs—Note 3(d)	1,209
Custodian fees—Note 3(d)	1,139
Legal fees	1,123
Trustees’ fees and expenses—Note 3(b)	333
Distribution fees—Note 3(c)	220
Miscellaneous	4,395
Total Expenses	60,095
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(52,484)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(606)
Net Expenses	7,005
Investment Income—Net	6,469

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,525
Net unrealized appreciation (depreciation) on investments	97,461
Net Realized and Unrealized Gain (Loss) on Investments	109,986
Net Increase in Net Assets Resulting from Operations	116,455

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS
From July 5, 2006 (commencement of operations)
to November 30, 2006 (Unaudited)

Operations ($):
Investment income—net	6,469
Net realized gain (loss) on investments	12,525
Net unrealized appreciation
(depreciation) on investments	97,461
Net Increase (Decrease) in Net Assets
Resulting from Operations	116,455

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,377)
Class C shares	(100)
Class R shares	(240)
Class T shares	(163)
Total Dividends	(3,880)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	989,429
Class C shares	51,000
Class R shares	50,000
Class T shares	68,258
Dividends reinvested:
Class A shares	3,376
Class C shares	100
Class R shares	240
Class T shares	163
Cost of shares redeemed:
Class A shares	(6,645)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,155,921
Total Increase (Decrease) in Net Assets	1,268,496

Net Assets ($):
Beginning of Period	—
End of Period	1,268,496
Undistributed investment income—net	2,589

14

Capital Share Transactions:
Class A
Shares sold	78,589
Shares issued for dividends reinvested	261
Shares redeemed	(516)
Net Increase (Decrease) in Shares Outstanding	78,334

Class C
Shares sold	4,074
Shares issued for dividends reinvested	8
Net Increase (Decrease) in Shares Outstanding	4,082

Class R
Shares sold	4,000
Shares issued for dividends reinvested	19
Net Increase (Decrease) in Shares Outstanding	4,019

Class T
Shares sold	5,341
Shares issued for dividends reinvested	13
Net Increase (Decrease) in Shares Outstanding	5,354

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from July 5, 2006 (commencement of operations) to November 30, 2006.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distrib-utions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R	Class T
	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.08	.04	.09	.06
Net realized and unrealized
gain (loss) on investments	1.29	1.29	1.29	1.29
Total from Investment Operations	1.37	1.33	1.38	1.35
Distributions:
Dividends from investment income—net	(.05)	(.03)	(.06)	(.04)
Net asset value, end of period	13.82	13.80	13.82	13.81

Total Return (%) [b]	10.97[c]	10.62[c]	11.07	10.82[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [b]	5.30	5.64	5.23	5.53
Ratio of net expenses
to average net assets [b]	.61	.92	.51	.71
Ratio of net investment income
to average net assets [b]	.59	.29	.70	.51
Portfolio Turnover Rate [b]	13.59	13.59	13.59	13.59

Net Assets, end of period ($ x 1,000)	1,083	56	56	74

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a open-end management investment company and operates as a series company currently offering six series, including the fund, which commenced operations on July 5, 2006. The fiscal year end of the fund is May 31.The fund’s investment objective seeks total return consisting of capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 31, 2007, so that the annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $52,484 during the period ended November 30, 2006.

During the period ended November 30, 2006, the Distributor retained $142 from commissions earned on sales of the fund’s Class A shares.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Each Trustee receives an annual fee of $45,000 per year from the Dreyfus Laurel Funds which consist of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the “Dreyfus/Laurel Funds”). Each Trustee also receives $6,000 for each joint Board meeting of Dreyfus/Laurel Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2006, Class C and Class T shares were charged $162 and $58, respectively, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A,

Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2006, Class A, Class C and Class T shares were charged $974, $54 and $58, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2006, the fund was charged $102 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2006, the fund was charged $1,139 pursuant to the custody agreement.

During the period ended November 30, 2006, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $769, Rule 12b-1 distribution plan fees $50, shareholder services plan fees $245, custodian fees $23, chief compliance officer fees $1,704 and transfer agency per account fees $36, which are offset against an expense reimbursement currently in effect in the amount of $9,257.

(e) The Trust and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use collateral received in connection with lending the fund’s securities to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2006, amounted to $1,259,648 and $148,591, respectively.

At November 30, 2006, accumulated net unrealized appreciation on investments was $97,461, consisting of $112,662 gross unrealized appreciation and $15,201 gross unrealized depreciation.

At November 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 19-20, 2006, the Board considered the approval, through the renewal date of April 4, 2008, of the fund’s Management Agreement (“Management Agreement”),pursuant to which the Manager will provide the fund with investment advisory services and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members were referred to information previously provided to them in a presentation from representatives of the Manager at the February 1 and 2, 2006 Board meeting (the “February Meeting”) regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the underlying facts. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. The Board discussed with representatives of the Manager the portfolio management team and the fund’s policies and objectives.

The Board members reviewed and placed significant emphasis on comparisons of the proposed advisory fee to those of funds in the Lipper Equity Income Funds category.The fund’s contractual management fee was within the ranges of the average and median contractual

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

advisory or adviser/administration fees of the funds in the category, and the actual management fee was higher than the average and the median advisory or adviser/administration fees of the funds in the category (net of any fee waivers and reimbursements). The fund’s total expense ratio (as limited through May 31, 2007 by agreement with the Manager) was below the average and median for the category (net of any fee waivers and reimbursements).

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the only mutual fund managed by the Manager or its affiliates included in the Lipper Equity Income Funds category (the “Similar Fund”). The Board members analyzed differences in fees paid to the Manager and/or its affiliates by the Similar Fund and discussed the relationship of the advisory fees paid in light of the services to be provided.The Board members considered the relevance of the fee information provided for the Similar Fund managed by the Manager or its affiliates to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager informed the Board members that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manager from acting as investment adviser. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager from its relationship with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Equity Income Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)